[WELLS FARGO ADVANTAGE FUNDS LOGO]

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

September 10, 2009

Orwitz & Eisler

c/o Baco Realty Corp.

Attn: Viorica Cazan

51 Federal Street, Suite 202

San Francisco, CA 94107-1447

Dear Viorica Cazan:

Enclosed please find a Proxy Statement and proxy voting materials relating to the Special Meeting of Shareholders to be held on November 9, 2009 for the Wells Fargo Advantage California Tax-Free Money Market Fund. We encourage you to read the enclosed Proxy Statement and vote the shares held by Baco Realty Corp.

Please note that included in this package are 71 separate proxy cards representing each Baco Realty Corp account position. If you wish to collectively vote the account positions with one easy phone call, or if you have questions about voting, please call The Altman Group, Inc., the appointed proxy solicitor for the Wells Fargo Advantage Funds, at 1-866-828-6931 between the hours of 9:30am and 10:00pm Eastern Time and provide your voting instructions to a representative.

If you have any questions regarding the proxy materials, please contact your Wells Fargo Relationship Manager, Mira Kim at 415-396-2106.

Sincerely,

C. David Messman

Secretary

Wells Fargo Funds Trust

Enclosures

cc: Mira Kim

1

Proxy FactSheet

Special Meeting of the Shareholders of the:

Wells Fargo Funds Trust

Wells Fargo Advantage California Tax-Free Money Market Fund

Wells Fargo Advantage California Tax-Free Money Market Trust

See CUSIP list on last page.

	Important Dates Record Date: Meeting Date: Mail Date: Meeting Time: Location:	August 7, 2009 November 9, 2009 September 9, 2009 3:00 P.M. (Pacific Time) 525 Market Street, 12 Fl. San Francisco, California 94105
Mutual Fund Advisor: Wells Fargo Funds Management, LLC	Contact Info Fund Number: Website: Inbound Line:	1-800-222-8222 www.wellsfargo.com/advantagefunds 1-866-828-6931

What is happening?

A Special Meeting of Shareholders has been called for the Wells Fargo Advantage California Tax-Free Money Market Fund and Wells Fargo Advantage California Tax-Free Money Market Trust. This Special Meeting will be held on November 9, 2009 at 525 Market Street, 12 Floor, San Francisco, California 94105 at 3:00 p.m. Pacific time.

What Am I being asked to vote on?

There is one proposal you are being asked to vote on at the Meeting:

1. To approve a change to a Fundamental Investment Policy.

What was included in the proxy package and when was it mailed?

Shareholders who own shares from 0-999,999

On September 9, 2009 shareholders were mailed a one page “Shareholder Meeting Notice” which contained detailed information about the Shareholder Meeting including, the date, time and location of the meeting, as well as the Meeting Agenda. In addition, the Meeting Notice describes how to access and review the proxy statement online and vote your shares. If you would like a hardcopy or an electronic copy of the proxy statement you may simply request one.

Shareholders who own shares from 1,000,000 and Greater

Shareholder received a full set of proxy materials which included a proxy statement, proxy card and business return envelope.

Note: if a shareholder owns multiple accounts and one or more are greater than 1,000,000 shares, all cards were included in the full set mailing.

How should I vote?

While we can not recommend how to vote your shares, we can tell you that the Board of Trustees recommends that you vote in “Favor” of the Proposal.

PROPOSAL REVIEW:

1.	To approve a change to a Fundamental Investment Policy of each fund

What is the proposed change to the Fundamental Investment Policy?

The Current Fundamental Investment Policy for each Fund permits each Fund to invest up to 20% of its net assets, plus investment borrowings, in municipal obligations with income that is subject to AMT (Alternative Minimum Tax). The Board unanimously approved, and recommends that the shareholders of each Fund approve a change to each Fund’s Current Fundamental Investment Policy to permit each Fund to invest any amount of its assets in municipal obligations with income that is subject to federal Alternative Minimum Tax.

Why does the Board of Trustees recommend I approve this change?

Deterioration in the California municipal securities market has caused a reduction in the number of municipal obligations that are acceptable investments for each Fund. Currently, California’s general obligation bond rating is the lowest of any state in the nation. Lower ratings make it more expensive for California to raise revenue and, in some cases, could prevent California from issuing bonded debt in the quantity otherwise desired.

The current Fundamental Investment Policy limits investments to high-quality, short-term money market instruments. The expected reduction in availability of securities that are AMT-free would restrict the ability to effectively invest its assets. By broadening the investment parameters to include additional securities that are not AMT-exempt, the Board seeks to increase the number of eligible investments available to the Fund.

Are there any additional changes that will be made as a result of the Investment Policy Change?

If the fundamental investment policy change approved by the Board is also approved by the Fund’s shareholders, the following changes will be initiated:

▪	The Fund’s name will subsequently be modified by replacing the phrase “Tax-Free” with “Municipal.”

▪

The current investment objective, principal investments, and principal investment strategies of the Fund would change to allow the Fund to invest any amount of its assets in municipal obligations that pay interest subject to the federal AMT.

Why did I receive a one page Meeting Notice instead of a proxy statement and proxy card?

Beginning January 1, 2009 the SEC implemented a new rule regarding the delivery of proxy material to shareholders. This rule is designed to take advantage of the power of the internet and a medium to host the proxy material electronically. The Meeting Notice you received is a formal notification of the Shareholder Meeting and also details the methods by which to view/download the proxy material online and vote your shares.

This rule was developed in order to reduce the costly expense of printing and mailing the hefty proxy packages to shareholders. These savings are intended to benefit all shareholders in the end.

How can I request a copy of the proxy material?

There are two simple way to do so – either I can record your material request or you can log on to internet website detailed on the Meeting Notice you received.

Registered Holders (REG):	www.proxyonline.com
Beneficial Holders (NOBO):	www.proxyvote.com

When requesting a copy of the material, you can either elect to receive an electronic copy via email or a paper copy via the US Post Office.

Can I request to receive an e-mail copy or paper copy for all future proxy events?

Yes. You can do so by logging on to the internet website located on the Meeting Notice you received.

(If registered holder, you can record this election for them now)

SAMPLE MEETING NOTICE AND PROXY CARD FOUND ON THE FOLLOWING PAGES.

VOTING METHODS

Registered Shareholders (REG at the beginning of account number)

By Touchtone:	Call 866-437-4667. The shareholder will need the control number and check digits found on the right side of the card below the fold line.

By Internet:	Go to www.proxyonline.com and follow the instructions found on the website. Shareholders will need the control number and check digits found on the right side of the card below the fold line.

Beneficial Shareholders (NOBO at the beginning of account number)

By Touchtone:	800-437-4667 and follow the simple instructions. Shareholders will need their control number found on the top right of their proxy card.

By Internet:	Go to www.proxyvote.com and follow the instructions found on the website. Shareholders will need their control number found on the top right of their proxy card.

Account Search

The TAG ID is located on the bottom left corner of the Proxy Card. If shareholder received a Notice only, their control number is in the box on the upper right side of the Notice.

FUND NAMES & CUSIPS

COMPLETE FUND NAME	CUSIP	Class
Wells Fargo Advantage California Tax-Free Money Market Fund	94975H478	Class A
Wells Fargo Advantage California Tax-Free Money Market Fund	94975H460	Service Class
Wells Fargo Advantage California Tax-Free Money Market Fund	949921548	Institutional Class
Wells Fargo Advantage California Tax-Free Money Market Trust	94975H452	none

[WELLS FARGO ADVANTAGE FUNDS LOGO]	September 9, 2009

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

WELLS FARGO FUNDS TRUST

25 Market Street

San Francisco, CA 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2009

NA1 NA2 NA3 NA4

The control number below will allow you to access proxy information online for all your investments connected with this Special Shareholder Meeting. To access your proxy please logon to:

www.proxyonline.com

YOUR CONTROL NUMBER IS: XXXXXXXXXXXX

Dear Shareholder,

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Wells Fargo Advantage California Tax-Free Money Market Fund and the Wells Fargo Advantage California Tax-Free Money Market Trust (the “Funds”) of Wells Fargo Funds Trust (the “Trust”) will be held on November 9, 2009 at 3:00 p.m. Pacific time, at 525 Market Street, 12th Floor, San Francisco, California 94105.

Shareholders of each Fund will be asked at the Meeting:

1.	To approve a change to a fundamental investment policy; and
2.	Consider and act upon such other matters as may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the change to the Fund’s fundamental investment policy.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet at www.proxyonline.com. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If interested, you may attend the meeting in person and vote. If however, you cannot attend the meeting, please go to www.proxyonline.com and enter the control number found in the box above. Once you have logged in you can view/download the proxy statement and proxy card, request a copy of the proxy material via e-mail or the U.S. Post Office, and vote your shares.

Please read the proxy materials carefully and vote your shares. If you should have any questions about this Notice or the proxy materials, please call (866) 828-6931 Monday through Friday between the hours or 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

Sincerely,

C. David Messman

Secretary

If you would like to receive a paper or electronic copy of the proxy material, please see the reverse side for instructions

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

REQUEST FOR PROXY MATERIAL

If you would like to receive a paper or electronic copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. If you wish to receive a paper copy through the mail please make that request on or before October 31, 2009 to allow for timely delivery. If you request to receive an electronic copy please do so by November7, 2009.

[COMPUTER GRAPHIC]

BY INTERNET

Go towww.proxyonline.com and enter the control number found in the box on the upper right hand corner of the reverse side. Once you have logged in you may request a copy of the proxy material to be sent to your email address or to your home, your choice.

You may also elect to receive all future proxy material from Wells Fargo Funds Trust via the U.S. Post Office or e-mail.

[TELEPHONE GRAPHIC]

BY PHONE

You can request either an electronic copy or hardcopy of the proxy material by calling toll-

free (866) 828-6931 and reference the control number listed above. Representatives are available between the hours of Monday through Friday 9:00am and 10:00pm Eastern Time.

[@ GRAPHIC]

BY E-MAIL

To request a copy of the proxy material, please send an e-mail with your control number in the subject line to the address noted below:

For a physical copy:          mailproxy@proxyonline.com

For an electronic copy:      emailproxy@proxyonline.com

To elect to receive all future proxy material via the referenced delivery method, please type

“Permanent Request” in the body of the e-mail.

[WELLS FARGO ADVANTAGE FUNDS LOGO]

PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2009

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Andrew Owen (officers of Wells Fargo Funds Trust (the “Trust”)), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on November 9, 2009 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot.

Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

______________________________________________

Signature                 Date

__________________________________________________________

Signature (if held jointly)                 Date

__________________________________________

Title if a corporation, partnership or other entity

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲ FOLD HERE - DO NOT TEAR ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number
2. Touchtone Phone:	Simply dial toll-free 1-XXX-XXX-XXXX and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-828-6931.

TAG ID:                                                                                                                                                                                                                          CUSIP: 94975H-478, 460, 548

PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ☐

PROPOSAL:

1.	To approve the proposed change to the fundamental investment policy of the California Tax-Free Money Market Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

TAG ID:	“Scanner Bar Code”	CUSIP:

[WELLS FARGO ADVANTAGE FUNDS LOGO]

PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2009

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Andrew Owen (officers of Wells Fargo Funds Trust (the “Trust”)), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on November 9, 2009 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot.

Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

______________________________________________

Signature                 Date

__________________________________________________________

Signature (if held jointly)                 Date

__________________________________________

Title if a corporation, partnership or other entity

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲ FOLD HERE - DO NOT TEAR ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4667 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-828-6931.

TAG ID:                                                                                                                                                                                                                                                                     CUSIP: 94975H-452

PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ☐

PROPOSAL:

2.	To approve the proposed change to the fundamental investment policy of the California Tax-Free Money Market Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

TAG ID:	“Scanner Bar Code”	CUSIP: